                LEASE OF PERSONAL PROPERTY             Number: 2380
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LESSEE                                                 LESSOR
SMA Video, Inc                                         CHARTER FINANCIAL, INC
100 Avenue of the Americas                             153 EAST 53rd STREET
New York, NY 10013                                     NEW YORK, N.Y. 10022
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QUANTITY      DESCRIPTION OF LEASED EQUIPMENT (Show, Make,
              Kind, Model No., Serial No., Other
              Identification) - (If additional space needed attach separate sheet for each copy, marked
              "Schedule to Lease from (Lessors Name) to
              (Lessee's Name)")

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              Various equipment as more fully described on
              the attached Schedule "A" annexed hereto and made a part hereof.

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EQUIPMENT IS TO BE KEPT
AT LESSEE'S ADDRESS
ABOVE UNLESS A DIFFERENT                SAME AS ABOVE
LOCATION IS SHOWN HERE.

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                            TERM AND RENT PAYMENTS

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (2) No. and Amount of Rent Payments
TERM OF LEASE       RENT PAYABLE               (1) ADVANCE RENT PAID                       (Excluding Advance Rents Paid)
------------------------------------------------------------------------------------------------------------------------------------
 NO. OF              MONTHLY             NO. OF        AMOUNT OF       TOTALING             NUMBER               AMOUNT OF
 YEARS                                  PAYMENTS         EACH                                                       EACH
  5                    X                                                                       60                 $18,165.00

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


    1. Lease. Lessor hereby leases to Lessee, and Lessee hires and takes from Lessor, the personal property described above (hereinafter with all renewals, substitutions and replacements, and; all. parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"). The Equipment is and shall at all times be and remain the sole and exclusive personal property of Lessor, and notwithstanding any trade-in or down payment by Lessee or on its behalf with respect to the Equipment, Lessee shall have no right, title or interest therein or thereto except as to the use thereof subject to the terms and/or conditions of this Lease.

    2. Term. The term of this Lease shall commence on November 1, 1995 and shall continue until the expiration of thirty (30) days after the due date of the last payment of rent shown above (the "Term").

    3. Rental. Lessee agrees to pay to Lessor or its assignee during the Term the rent payments shown above with the first rent payment due on the commencement date shown above. Lessee hereby authorizes Lessor to insert the commencement date in the space provided hereinabove. The rent payments shown above together with any and all additional payments to be made by Lessee to Lessor under this Lease are hereinafter referred to as "Rental". All Rental shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever, at such address and to such person or persons as Lessor or its assignee shall direct. Any nonpayment of Rental due hereunder shall result in the obligation on the part of Lessee promptly to pay also an amount equal to five percent (5%) (or the maximum rate permitted by law, whichever is less) of the amounts overdue.

    4. Disclaimer of Warranties; Lessee's Obligations. LESSEE ACKNOWLEDGES
THAT: LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT NOR A DEALER THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY THE LESSEE; LESSEE HAS SELECTED THE EQUIPMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE; LESSEE IS. SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; AND LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT, LESSOR'S TITLE TO THE EQUIPMENT, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. LESSOR SHALL NOT BE-LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED. LESSOR SHALL NOT BE LIABLE FOR DAMAGES OF ANY KIND INCLUDING ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE. No defect or unfitness of the Equipment, nor any failure on the part of the manufacturer or the shipper of the Equipment to deliver the Equipment or any part thereof to Lessee, shall relieve Lessee of the obligation to pay Rental or any other obligation under this Lease. Lessor shall have no obligation under this Lease in respect of the Equipment and shall have no obligation to install, erect, test, adjust or service the Equipment. Lessor agrees, so long as there shall not have occurred or be continuing any Event of Default hereunder or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Lessor will permit Lessee to enforce in Lessee's own name and at Lessee's sole expense any supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable. The parties agree that this Lease is a "Finance Lease" as defined in Article 2A of the Uniform Commercial Code. Lessee acknowledges either (a) that Lessee has reviewed and approved the purchase order, supply contract or purchase agreement ("Supply Contract") covering the Equipment purchased from the vendor or supplier thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee in writing, either previously or by this Lease, of the following: (i) the identity of the supplier/vendor; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the supplier/vendor for a description of any such rights Lessee may have under the Supply Contract.

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This Lease is subject to the terms and conditions set forth above and in
Sections 5 through 17 printed on the reverse and successive sides hereof, and Lessee acknowledges and accepts the provisions thereof.

LESSEE ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS LEASE

Accepted on September 22, 1995              Date June 23 1995

CHARTER FINANCIAL, INC.                     SMA VIDEO, Inc.
                                            --------------------------- (Lessee)
                                            (Signature of Proprietor or name
                                            of Corporation or Partnership)

BY: /s/                                     BY: /s/
--------------------------------            ------------------------------------

Its       VOT 3VTA:OTH%                     Its         President
--------------------------------            ------------------------------------
    (Title of Officer)                      (If Corporation, President, Vice
                                             President or Treasurer should sign
                                             and give official title. If
                                             Partnership, state partner.)

                               3 LESSEE'S COPY

    5. Assignment by Lessor. This Lease and Lessor's Interest In the Equipment shall be assignable by Lessor and by its assigns without notice to or the consent of Lessee, but Lessee shall not be obligated to any assignee of Lessor except upon written notice of such assignment from Lessor or such assignee. The obligation of Lessee to pay Rental to such assignee and perform all other obligations hereunder shall be absolute, irrevocable, independent and unconditional and shall not be affected by any circumstances whatsoever, and such payments shall be made without interruption, deduction, offset or abatement notwithstanding any event or circumstance whatsoever, including, without limitation, the late delivery, non-delivery, destruction or damage of or to the Equipment, the deprivation or limitation of the use of the Equipment, the bankruptcy or insolvency of Lessor or Lessee or any disaffirmance of this Lease by or on behalf of Lessee, and notwithstanding any defense, setoff, recoupment or counterclaim or any other right whatsoever, whether by reason of breach of this Lease or otherwise which Lessee may now or hereafter have against Lessor and whether any such event shall be by reason of any act or omission of Lessor or otherwise; provided, however, that nothing herein contained shall effect any right of Lessee to enforce against Lessor any claim which Lessee may have against Lessor in any manner other than by abatement, attachment, or recoupment of, interference with, or set-off, counterclaim or defense against, the aforementioned payments to be made to such assignee. Lessee's undertaking herein to pay the Rental to and to perform the other obligations of Lessee hereunder for the benefit of an assignee of Lessor shall constitute a direct, independent and unconditional obligation of Lessee to said assignee. Lessee also acknowledges and agrees that any assignee of Lessor's interest in this Lease shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor) which by the terms of this Lease are permitted to be exercised by Lessor. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee. Notwithstanding the foregoing, Lessee agrees that Lessor shall have the absolute right to assign this Lease even if such assignment would be deemed to materially affect the burdens or risks on Lessee.

    6. Damage to or Loss of the Equipment; Requisition. No loss or damage to the Equipment or any part thereof shall affect any obligation of Lessee under this Lease which shall continue in full force and effect. Lessee shall advise Lessor in writing promptly of any item of Equipment lost or damaged and of the circumstances and extent of such damage. If the Equipment is totally destroyed, irreparably damaged, lost, stolen or title thereto shall be requisitioned or taken by any governmental authority under the power of eminent domain or otherwise, Lessee shall, at the option of the Lessor, replace the same with like equipment in good repair, condition and working order and transfer title to such replacement item to Lessor by bill of sale and other appropriate documents or pay to Lessor all Rental due and to become due hereunder, less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such destruction, damage, loss, theft, requisition or taking. Whenever the Equipment is destroyed or damaged and in the sole discretion of the Lessor, such destruction or damage can be repaired, Lessee shall, at its expense, promptly effect such repairs as Lessor shall deem necessary for compliance with paragraph 7(a) below. Any proceeds of insurance received by Lessor with respect to such reparable damage to the Equipment shall, at the election of Lessor, be applied either to the repair of the Equipment by payment by Lessor directly to the party completing the repairs, or to the reimbursement of Lessee for the cost of such repairs, provided, however, that Lessor shall have no obligation to make such payment or any part thereof until receipt of such evidence as Lessor shall deem satisfactory that such repairs have been completed and further provided that Lessor may apply such proceeds to the payment of any Rental or other sum due or to become due hereunder if at the time such proceeds are received by Lessor there shall have occurred and be continuing any Event of Default hereunder or any event which with lapse of time or notice, or both, would become an Event of Default. Lessee shall, when and as requested by Lessor, undertake, by litigation or otherwise, in Lessee's name, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking, but Lessor shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such destruction, damage, loss, theft, requisition or taking.

    7. Affirmative Covenants of Lessee. Lessee shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it to only ordinary wear and tear and cause to be made all needed and proper repairs, renewals, and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Lessor and any assignee of Lessor as their interests may appear, and maintain general liability insurance in amounts satisfactory to Lessor naming Lessor and any assignee of Lessor as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Lessor, and deliver policies therefor, or duplicates thereof, to Lessor; (c) pay or reimburse Lessor for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment or the Rental or upon the manufacture, purchase, ownership, delivery, leasing, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Lease provided, however, that Lessee shall pay taxes on or measured by the net income of Lessor and franchise taxes of Lessor only to the extent that such net Income taxes or franchise taxes are levied or assessed in: lieu of such other taxes, assessments or other governmental charges; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rent or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all manufacturer's instructions and warranty requirements, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Lease; (f) mark and identify the Equipment with all information and in such manner as Lessor or its assigns may request from time to time and replace promptly any such markings or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant Lessor free access to enter upon the premises wherein the Equipment shall be located or used and permit Lessor to inspect; the Equipment; (h) reimburse Lessor for all charges, cost and expenses (including attorneys' fees), incurred by Lessor in defending or protecting its interest in the Equipment, in the attempted enforcement or enforcement of the provisions of this Lease or in the attempted collection or collection of any Rental under this Lease; (i) indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, transportation, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with the Lease, including, without limitation, claims for injury to or death of persons and for damage to property, and give Lessor prompt notice of any such claim or liability; (j) upon the expiration of the Term, or any renewal term of this Lease, or upon sooner termination of this Lease, at its own cost and expense, deliver possession of the Equipment to Lessor in the condition in which it is required to be maintained by Lessee hereunder, at a location within the United States designated by the Lessor; (k) upon the expiration of the Term, or any renewal term of this Lease, or upon sooner termination of this Lease, upon request of Lessor, provide suitable and adequate storage space at the place where the Equipment is to be located hereunder, and permit Lessor to store the Equipment in such storage space free of charge for a period not to exceed ninety
(90) days, during which period Lessor will be allowed reasonable access thereto; and (l) maintain, a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied; and within thirty (30) days after the end of each fiscal quarter, deliver to Lessor a balance sheet as at the end of such quarter and statement of operations for such quarter, and within one hundred and twenty
(120) days after the end of each fiscal year, deliver to Lessor a balance sheet as at the end of such year and statement of operations for such year, in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Lessee's chief financial officer as fairly presenting the financial position and results of operations of Lessee, and in the case of year end financial statements, certified, by an independent accounting firm acceptable to Lessor.

    8. Negative Covenants of Lease. Lessee shall not (a) voluntarily or involuntarily create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessee's interests thereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with paragraph 7(a) above; (c) permit the name of any person, association or corporation other than the Lessor to be placed on the Equipment as a designation that might be interpreted as a claim of ownership or security interest; (d) part with possession or control of or suffer or allow to pass out of its possession or control any item of the Equipment or change the location of the Equipment or any part thereof from the address shown above; (e) ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT; or (f) change its name or address from that set forth above unless it shall have given Lessor or its assigns no less than thirty (30) days' prior written notice thereof.

    9. Use of Equipment; Equipment Personalty. So long as no Event of Default shall have occurred, Lessee shall be entitled to possession and use of the Equipment for the Term of this Lease in its lawful business in accordance with the provisions of this Lease. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to real property by cement, plaster, nails, bolts, screws, wires, pipes or otherwise. If requested by Lessor with respect to any item of the Equipment, Lessee will obtain and deliver to Lessor waivers of interest or liens in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of the Equipment is installed or located.

    10. Event of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur; (a) Lessee shall fail to make any payment hereunder, when due, whether for rent or otherwise; or (b) any certificate, statement, representation, warranty or financial report heretofore or hereafter furnished by or on behalf of Lessee or any guarantor of any of Lessee's obligations hereunder proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or has omitted any material contingent or unliquidated liability or claim against Lessee or any such guarantor; or (c) Lessee or any guarantor of Lessee's obligations shall fail to perform or observe any covenant (including, without limitation, the covenant to keep the Equipment free from any mortgage, lien, pledge, encumbrance or attachment of any kind whatsoever), condition or agreement to be performed or observed by it hereunder; or (d) Lessee or any guarantor of any of Lessee's obligations hereunder shall be in breach of or in default in the payment and performance of any obligation owing to Lessor whether or not related to this Lease and howsoever arising, whether by operation of law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured and unmatured; or (e) Lessee or any guarantor of any of Lessee's obligations hereunder shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), be adjudicated as insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; (f) an order for relief against Lessee or any guarantor of any of Lessee's obligations hereunder shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Lessee or any guarantor of any of Lessee's obligations hereunder under any present or future statute, law, rule or regulation, or within thirty
(30) days after the appointment without Lessee's or such guarantor's consent or acquiescence of any trustee, receiver or liquidator of it or such guarantor or of all or any part of its or such guarantor's assets and properties, such an appointment shall not be vacated, or an order, judgment, or decree shall be entered against Lessee or such guarantor by a court of competent jurisdiction and shall continue in effect for any period of ten (10) consecutive days without a stay of execution or any execution or writ or process shall be issued under any action or proceeding against Lessee whereby the Equipment or its use may be taken or restrained; or (g) Lessee shall suffer an adverse material change in its financial condition from the date hereof, and as a result thereof Lessor deems itself or any of the Equipment to be insecure; then and in any such event, Lessor may (but is not obligated to), at the sole discretion of Lessor, without notice or demand, take any one or more of the following steps: (1) Immediately terminate Lessee's rights hereunder; (2) require Lessee, at its expense, promptly to return all or any portion of the Equipment to the possession of the Lessor at such place within the United States as Lessor may designate, or with or without process of law, directly or acting through agents, without liability to Lessor, enter upon the premises of Lessee or other premises where all or any portion of the Equipment may be and take immediate possession of all or any portion of the Equipment, and thenceforth hold, possess, and enjoy the same free from any right of the Lessee to the possession and use of the Equipment for any purpose whatsoever in which event Lessee hereby expressly waives all further rights to possession of the Equipment and all claims for injuries suffered through or caused by any such repossession; or (3) sue for and seek to recover from Lessee all rent and other sums then past due pursuant to the terms and provisions of this Lease; or (4) declare immediately due and payable and sue for and seek to recover, all payments of rent, whether or not accrued, and all other amounts payable hereunder, provided, however, upon the occurrence of any of the events specified in subparagraphs (e) and (f) above, all sums as specified in this subparagraph (4) shall immediately be due and payable without notice to Lessee (the date on which Lessor declares all rent and other amounts to be due and payable is hereinafter referred to as the "Declaration Date"); or (5) sell or release any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as penalty, but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the later of (A) the date of default or (B) the date that Lessor has obtained possession of the Equipment (the "Computation Date"); (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of the Lease as of the Computation Date, discounted at a rate equal to six percent (6%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (iv) estimated residual value of the Equipment as of the expiration of this Lease; and (v) any indemnity, if then determinable, plus interest at one and one-half percent (1.5%) per month; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any; or (6) with or without terminating this Lease, recover from Lessee damages, not as a penalty, but herein liquidated for all purposes in an amount equal to the sum of (i) any accrued and unpaid rent as of the Declaration Date plus interest at the rate of one and one-half percent (1.5%) per month; (ii) the present value of all future rent reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to six percent (6%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from the Lessee's default; (iv) estimated residual value of the Equipment as of the expiration of this Lease; and (v) any indemnity, if then determinable, plus interest at one and one-half percent (1.5%) per month; or (7) exercise any other right or remedy which may be available under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action or actions, at law or in equity, either to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof or of any warranty or representation herein contained, or in aid of the exercise of any power, right or remedy granted herein. Lessee shall be liable for all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Lessor of remedies with respect thereto. Any personalty in or attached to the Equipment when repossessed may be held by

Lessor without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made by certified or registered mail upon Lessor within three business days after repossession. A termination hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to terminate and this Lease shall continue in full force and effect as to the remaining items, if any. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor.

    11. Lessor's Right to Perform for Lessee. If Lessee fails to perform or comply with any of its agreements contained herein, Lessor may perform or comply with such agreements and the amount of any payments and expenses of Lessor incurred in connection with such performance or compliance, together with interest thereon at the rate provided in paragraph 15 below, shall be deemed Rental payable by Lessee upon demand.

    12. Further Assurances. Lessee will cooperate with Lessor for the purpose of protecting the interests of Lessor in the Equipment, this Lease and the sums due under this Lease, including, without limitation the execution of all Uniform Commercial Code financing statements requested by Lessor. Lessor and any assignee of Lessor is authorized if permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interests in the Equipment, this Lease and the sums due under this Lease without the signature of Lessee or signed by Lessor or any assignee of Lessor as attorney-in-fact for Lessee. Lessee will pay all costs of filing any financing, continuation or termination statements with respect to this Lease, including, without limitation, any documentary stamp taxes relating thereto. Lessee will do whatever may be necessary to have a statement of the interest of Lessor and any assignee of Lessor in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Lessor or such assignee. Lessee shall execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Lease and any rights of Lessor hereunder.

    13. Non-Waiver. No course of dealing between Lessor and Lessee or any delay or omission on the part of Lessor in exercising any rights hereunder shall operate as a waiver of any rights of Lessor. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon Lessor unless it is in writing and signed by Lessor. To the extent permitted by applicable law, Lessee hereby waives the benefit and advantage of, and covenants not to assert against Lessor, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or re-leasing made under the judgment, order or decree of any court or under the powers of sale and re-leasing conferred by this Lease or otherwise. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A-508 through 2A-522 of the Uniform Commercial Code, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution of Equipment identified to this Lease; (x) recover any general, special, incidental, or consequential damages, for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim, delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in paragraph 10 or which may otherwise limit or modify any of Lessor's rights or remedies under paragraph 10.

    14. Entire Agreement; Severability; Etc. This instrument constitutes the entire agreement between Lessor and Lessee relating to the Equipment and all conversations, agreements or representations relating to this Lease or to the Equipment are integrated herein. Lessee acknowledges and agrees that neither the manufacturer, supplier, shipper, dealer or vendor ("Supplier") nor any salesman, representative or other agent of Supplier, is an agent of Lessor. No salesman, representative or agent of Supplier is authorized to bind Lessor or to waive or alter any term or condition to this Lease and no representation as to the Equipment or any other matter by a Supplier shall in any way affect Lessee's duty to pay Rental and perform its other obligations as set forth in this Lease. If any provision hereof or any remedy herein provided for shall be invalid under applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Lease nor any term hereof may be changed, discharged, terminated or waived except by an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. THIS LEASE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK BY VIRTUE OF LESSOR HAVING SIGNED AND ACCEPTED THIS LEASE IN THE STATE OF NEW YORK, REGARDLESS OF THE ORDER IN WHICH THE SIGNATURES OF THE PARTIES SHALL BE AFFIXED HERETO, SHALL BE DEEMED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, AND AS PART OF THE CONSIDERATION OF THE LESSOR EXECUTING THIS LEASE, LESSEE HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE STATE OF NEW YORK AND LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND WAIVES THE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE LESSEE HEREIN, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LESSEE AT THE ADDRESS SHOWN ON THE FACE HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. LESSEE HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING UNDER OR IN CONNECTION WITH THIS LEASE. The captions in this Lease are for convenience for reference only and shall not define or limit any of the terms or provisions hereof. This Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors and assigns, subject, however, to the limitations set forth in this Lease with respect to Lessee's assignment hereof. No right or remedy referred to in this Lease is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Lease or otherwise available to Lessor at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument in supplement hereto. TIME IS OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF LESSEE UNDER THIS LEASE.

    15. No Prepayment; Interest. Lessee may not prepay this Lease, in whole or in part, at any time. However, in the event Lessor declares all rents and other amounts payable hereunder to be due and payable pursuant to paragraph 10 above, Lessee shall, upon demand, be required to pay the full amount demanded pursuant to said paragraph 10. All amounts due and payable under this Lease (including past due installments of rent) shall bear interest from and after their respective due dates, at the lesser of one and one-half percent (1.5%) per month or the highest rate permitted by applicable law, provided, however, that Lessee shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.

    16. Notices. Notices hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Lessor and Lessee at their respective addresses set forth at the head of this Lease. Any party hereto may from time to time by written notice to the other change the address to which notices are sent to such party.

    17. No Purchase Option. Except as may be provided in a purchase option agreement executed by Lessor and Lessee of even date, Lessee shall have no option to purchase or otherwise acquire title to or ownership of any of the Equipment and shall have only the right to use the same under and subject to the terms and provisions of this Lease.

                             CHARTER FINANCIAL, INC
                                Merchant Bankers




VIA FEDERAL EXPRESS
-------------------

November 10, 1995

Mr. David Satin
SMA Video, Inc.
100 Avenue of the Americas
New York, NY 10013

Re: Documents for the transaction between SMA Video, Inc. and Charter Financial,
    Inc. Lease No. 2380

Dear Mr. Satin:

Enclosed, please find your copy of the documents for the transaction between Charter Financial, Inc. and SMA Video. In addition, please find a coupon book for your use each month when remitting payment. Please note that the next payment for Lease number 2380 is due 12/01/95. As indicated on the payment coupons, all payments should be sent to Charter Financial, Inc. at the following address (unless you receive notice of change from us in the future):


P.O. Box 11104
Church Street Station
New York, NY 10286-1104


Thank you for choosing Charter for this transaction. We are pleased to have been able to be of service to you. Please do not hesitate to call me if you have any questions. In addition, please feel free to call your account officer.

Sincerely yours,

/s/ Kysha A. White

Kysha A. White
Contract Administrator


Enclosures






153 East 53rd Street, New York, N.Y. 10022   (212)805-1000     FAX (212)805-1050

        AMENDMENT TO LEASE OF PERSONAL PROPERTY NO. 2380 DATED JUNE 23, 1995 (THE "LEASE") BY AND BETWEEN SMA VIDEO, INC. AS LESSEE AND
                       CHARTER FINANCIAL, INC. AS LESSOR




The Lease is hereby amended as follows:

1. The items set forth on Schedule A-1 annexed hereto are deemed to be additional Equipment included under the Lease.

2. It received possession of all of the personal property described on Schedule A-1 attached hereto on 29 Sept, 1995.

3. Except for the addition of certain Equipment covered by the Lease, there are no other modifications or amendments to the Lease, which remains in full force and effect.



SMA VIDEO, INC.                         CHARTER FINANCIAL, INC.



By: /s/                                 By:  /s/
   ----------------------------            --------------------------------

Title:  VP/Engineering                  Title:  Vice President
       ------------------------                 ----------------------------
Date:   29 Sept., 1995                    Date:  Sept. 29, 1995

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------
QTY.           MODEL #        DESCRIPTION
----           -------        -----------

AVID
1                             8000 AVID MEDIA COMPOSER

ACCOM
1                             ACCOM RTD 4224 64 SECOND
1                             RTD SMOOTH MOTION

AMPEX
1                             DCT 1700d
1                             GENERAL SERVICE KIT
1                             525 AUDIO/VIDEO REF TAPE
1                             525 GUIDE ALIGNMENT TAPE

CEASAR VIDEO
1                             QUANTEL HENRY
1                             HARRY

CHYRON
1                             MAX
1                             16 MB FONT MEMORY
1                             RGB COLOR MENU
1                             EXTENDED EFX FRAME BUFFER
1                             EXTENDED EFX FRAME BUFFER UPGRADE
1                             NETWORKING



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

1                                DI OUTPUT

CYRUS
1                                AVS CYRUS STANDARD CONVERTOR

DIS
1                             ENSEMBLE TC-400
1                             ENSEMBLE CP-10

DON CARDONE
14                            AJA D2 SERIALIZER
14                            AJA D2 DESERIALIZER
28                            WALL WARTS C10WP

GVG
1                             ANALOG INTERFACE
1                             EDITOR OPTION
1                             GRAFIX OPTION
1                             PAL SYNC GENERATOR
1                             MEP-3 YEAR

HART-MANN
1                             QUARTET TRAY
4                             VFC 123 Ni

MIDDLE ATLANTIC
3                             MIDDLE ATLANTUIC SS SHELVES



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  3
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

Nvision
3                             Nvision NV-1000 FRAME
6                             Nvision NV-1060 AUDIO DELAY
6                             Nvision NV-1061 TC DELAY
6                             Nvision EM-1030-00 ADC
6                             Nvision EM-1040-00 DAC
3                             Nvision PS-2001
3                             Nvision INPUT BUFFERS
1                             Nvision CROSSPOINT CARD

PRO-BEL
1                             4221 16 CH INPUT BUFFER
2                             4111 32X16 CROSSPOINT
1                             4215 16 CH OUTPUT AMP
1                             128X FRAME UPGRADE W/ TRADE IN
3                             6290 CONTROL PANELS
2                             6170-20 CONTROL EXPANDERS

SONY
1                             DVR 20
1                             BKDV 201
1                             RACKMOUNT
1                             DVW-500
1                             PFVD 100A
1                             BKPF 108C
1                             DVS 2000C
1                             BKDS 2031



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  4
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

1                             BKDS 2010
1                             BZS 2020

STRASSBERG
1                             LEXICON 2400

TECHNISPHERE
1                             TEK 1700 F06
1                             TEK 764
3                             TEK 1765
1                             TEK 1700 F07
6                             SONY PVM-95
1                             LEITCH 151OTG
3                             LEITCH VSD 6801
1                             GVG SMS 800TID
3                             GVG SMS 8301


TEKNICHE
3                             TEKNICHE DX-210

                              COMPUTER WORKSTATION AND VTR


SMA VIDEO, INC.



BY: ____________________

TITLE: _________________



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

        AMENDMENT TO LEASE OF PERSONAL PROPERTY NO. 2380 DATED JUNE 23, 1995 (THE "LEASE") BY AND BETWEEN SMA VIDEO, INC. AS LESSEE AND
                      CHARTER FINANCIAL, INC. AS LESSOR




The Lease is hereby amended as follows:

1. The items set forth on Schedule A-2 annexed hereto are deemed to be additional Equipment included under the Lease.

2. It received possession of all of the personal property described on the Schedule A-2 attached hereto on October 13, 1995.

3. Except for the addition of certain Equipment covered by the Lease as set forth hereinabove, there are no other modifications or amendments to the Lease, which remains in full force and effect.

SMA VIDEO, INC.                         CHARTER FINANCIAL, INC.



By:     /s/                             By:   /s/
   ----------------------------            --------------------------------

Title:  Executive V.P.                  Title:  Vice President
       ------------------------                 ----------------------------
Date:  October 13, 1995                 Date:   October 13, 1995

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

ALEXANDER SCHACHTER, TRUSTEE
1                             PAINTBOX HARRY WITH SONY DVR 1000 PACKAGE

ASSOCIATED TELEPHONE DESIGN, INC.
5                            16-BUTTON DISPLAY SPEAKERPHONES
1                            UNIVERSAL DATA CARD

RMC SALES
14                           AJA C10-PS SERIALIZER
14                           AJA C10-SP DESERIALIZER
28                           WALL WARTS C10WP

GVG
1                            068-544-00 EDITOR OPTION
1                            068-551-00 GRAFIX OPTION
1                            068-552-00 GRAFIX OPTION
1                            068-519-31 PAL SYNC GENERATOR
1                            MEO-3 YEAR

HART-MANN
1                            MERINDA QUARTET TRAY
4                            MERINDA VFC 123 Ni



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10013


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

MEMORY INTERNATIONAL
1                             VRAM FOR MAC
4                             72 PIN SIMM 8 MEG 60 NS

PRO-BEL
1                             6290 CONTROL PANELS

RORKE DATA
1                             DUAL 44/88 MEG SYQUEST RM
1                             EXABYTE 8500 RACK MOUNT
1                             SIDE X SIDE RACK MOUNT W/ 2 FIXED 9 GIG
                              DRIVES
1                             31/2" DUAL REMOVABLE CHASIS

DAVID J. SATIN
1                             SVGA MONITOR
1                             THINKPAD LAPTOP-IBM 755CE
1                             LOCAL ETHERNET BRIDGE W/SNMP
2                             P5-100/16/1 GIG COMPUTER
2                             486DX266/8/850 COMPUTER
1                             SHARP PC-3050 LAPTOP COMPUTER

SONY
2                             8-960-070-02 D1 ALIGNMENT TAPES
2                             DIM-12CLA DI CLEANING TAPES
1                             8-960-096-01 D1 BETASP ALIGNMENT TAPE
1                             8-960-071-12 D2 ALIGNMENT TAPE



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  3
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------
SVEC
1                             12 PORT STACKABLE HUB
2                             PCI NETWORK ADAPTER
1                             PCMCIA ETHERNET ADAPTER

STRASSBERG
3                             Nvision NV-1000 FRAME
6                             Nvision NV-1060 AUDIO DELAY
6                             Nvision NV-1061 TC DELAY
6                             Nvision EM-1030-00 ADC
6                             Nvision EM-1040-00 DAC
3                             Nvision PS-2001
3                             Nvision INPUT BUFFERS
1                             Nvision CROSSPOINT CARD

TECHNISPHERE
6                             VIDEOTEK DAT 1
5                             VIDEOTEK PVS 6
4                             VIDEOTEK DAT 2
1                             LEITCH CES 3500 FS

TEKNICHE
1                             CYRUS

VIDEO CORPORATION OF AMERICA
1                             ADOBE ILLUSTRATOR 5-PAK
1                             ADOBE AFTER EFFECTS



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  4
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

2                             ELECTRIC IMAGE RENDERCAM
1                             POWER PC COMPUTER- APPLE 7100/80-800CD
3                             MAC VIEW ADAPTERS
1                             EQUILIBRIUM DEBABELIZER
4                             15" MULTISCAN MONITORS- SONY CPD-15SF1
1                             AVITEL RMA 1 BVW SHELF FOR DVW-500





SMA VIDEO, INC.




BY:  /s/
    --------------------------

TITLE:  Partner
       -----------------------






AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

        AMENDMENT TO LEASE OF PERSONAL PROPERTY NO. 2380 DATED JUNE 23, 1995 (THE "LEASE") BY AND BETWEEN SMA VIDEO, INC. AS LESSEE AND
                       CHARTER FINANCIAL, INC. AS LESSOR




The Lease is hereby amended as follows:

1. The items set forth on Schedule A-3 annexed hereto are deemed to be additional Equipment included under the Lease.

2. It received possession of all of the personal property described on the Schedule A-3 attached hereto on October 23,1995.

3. Except for the addition of certain Equipment covered by the Lease as set forth hereinabove, there are no other modifications or amendments to the Lease, which remains in full force and effect.




SMA VIDEO, INC.                         CHARTER FINANCIAL, INC.



By:  /s/                                By:  /s/
   ----------------------------            --------------------------------

Title:  Exec VP                         Title:  Vice President
       ------------------------                 ----------------------------
Date:  October 23, 1995                  Date:  October 23, 1995

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-3"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

ANICOM/MORGAN HILL
1                             LEXMARK OPTRA RT+ 1900 DPI
1                             500 SHEET 2ND DRAWER P/N 1408160
1                             INA ETHERNET (10BT) P/N 1329970
1                             TONER CARTRIGE HIGH YIELD

MEMORY INTERNATIONAL
2                             512K VRAM FOR 7100
4                             256K VRAM FOR 7100
2                             72 PIN SIMM 8 MEG 60 NS

ZAXCOM
2                             PITCH CORRECTION SOFTWARE FOR DMX-1000

VIDEO CORPORATION OF AMERICA
2                             15" MULTISCAN MONITORS- SONY CPD-15SFI
1                             APPLE POWER PC 8100/110-16/2000 CD
2                             APPLE EXTENDED KEYBOARD II


AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-3"

--------------------------------------------------------------------------------

DAVID J. SATIN
1                           486DX266/8/850 COMPUTER
1                           MCAFEE NET REMOTE




SMA VIDEO, INC.



BY:   /s/
    ------------------------

TITLE:  Exec VP
       ---------------------





AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

                               GUARANTY AGREEMENT

Name and address of Guarantor:       Fly Films, Inc.
                             :       100 Avenue of the Americas
                             :       New York, NY 10013

                             :       Federal I.D. #13-3681189


                                    RECITALS


    A. Pursuant to the terms of the equipment leases, purchase money security agreements and/or other agreements (collectively, the "Agreements") presently existing between Charter Financial, Inc., 153 E. 53rd Street, 55th Floor, New York, NY 10022 (collectively, "Obligee") and SMA Video, Inc., 100 Avenue of the Americas, New York, NY 10013 ("Obligor"). Obligor has incurred indebtedness to Obligee as more fully set forth in the Agreements.

    B. Obligee has required, as a condition of entering into the Agreements, that the payment and performance of all indebtedness and obligations of Obligor to Obligee of every kind and description, direct or indirect, primary or secondary, absolute or contingent or due or to become due, whether by acceleration or otherwise, and any and all renewals, modifications, supplements, amendments and extensions of the foregoing, whether now or thereafter arising under the Agreements, or any other present or future agreement, document or instrument now or hereafter executed and delivered by Obligor to Obligee or any assignee of Obligee, including, without limitation any equipment leases, purchase money security agreements, loans, chattel mortgage loans, real estate loans, advances, payments, extensions of credit, benefits or financial accommodations whether or not arising under or in connection with the Agreements, or by operation of law, whether or not evidenced by writing, or otherwise arising (all of such indebtedness and obligations being hereinafter referred to as the "Indebtedness"), be guaranteed by Guarantor.


                              TERMS AND CONDITIONS

    1. Guaranty of Payment. In order to induce Obligee to enter into the Agreements and in consideration of $10.00 and other good and valuable consideration paid by Obligee to Guarantor, receipt of which is hereby acknowledged, Guarantor hereby unconditionally guarantees to Obligee (a) the due and punctual payment of the Indebtedness, when and as the same shall become due and payable whether at maturity or by required prepayment, notice of optional prepayment, acceleration or otherwise and (b) the due and punctual performance of all other obligations arising under or relating to the Indebtedness. Such guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Obligor or from any other person, firm or corporation obligated with respect to, or any guarantor of, the Indebtedness or upon any other condition or contingency. In case Obligor shall fail to pay punctually any of the Indebtedness, or any premium or interest thereon, when and as the same shall become due and payable, Guarantor will upon demand immediately pay the same to Obligee.

    2. Costs and Expenses. Guarantor will pay all costs and expenses incurred by or on behalf of Obligee (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor hereunder, and the obligations of Obligor with respect to the Indebtedness.

    3. Obligations of Guarantor Not Affected. The obligations of Guarantor shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by: (a) any assignment, transfer, amendment, modification, rescission or cancellation of or addition or supplement to the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (b) the validity, illegality or unenforceability of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (c) any exercise, non-exercise, waiver, release or cancellation by Obligee of any right, remedy, power or privilege under or in respect of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness, including, without limitation, the taking, release, discharge, exchange, surrender or disposition of collateral held for the Indebtedness; (d) any consent, extension, indulgence, or other action, inaction or omission under or in respect of the Agreements or any other agreement of guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (e) the death of Guarantor; (f) any purported termination by Guarantor of this Guaranty Agreement not expressly permitted hereby; or (g) any other cause or circumstance whatsoever, including, without limitation, any other act, thing, omission or delay which would or might in any manner or to any extent vary the risk of Guarantor or which would or might otherwise operate as a discharge of Guarantor as a matter of law; whether or not Guarantor shall have notice or knowledge of any of the foregoing. This Guaranty Agreement shall remain in full force and effect and shall not be terminable except with the prior written consent of Obligee or so long as any agreement or arrangement between Obligee and Obligor or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect. Thereafter this instrument shall continue in full force and effect until terminated by the actual receipt by Obligee by registered or certified mail of notice of termination from Guarantor or from the legal representative of any deceased Guarantor; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

    4. Waivers. The following are unconditionally waived by Guarantor (a) notice of any of the matters referred to in Section 3, (b) all notices which may be required by statute, rule or law or otherwise to preserve any rights of Obligee against Obligor or Guarantor, including, without limitation, notice of presentment and protest to, and demand and payment from, Obligor or Guarantor
(c) any right to the enforcement, assertion, exercise or non-exercise by Obligee of any right, power or remedy conferred in the Agreement or any other agreement whatsoever, (d) any right of subrogation, reimbursement or indemnity, and any right of recourse to or with respect to any assets or property of Obligor or to any collateral for any Indebtedness, unless and until Obligee shall have received and retained full payment of all of the Indebtedness, and (e) any requirement of diligence on the part of Obligee.

    5. Security. All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Obligee's possession shall be deemed held by Obligee as security for any and all of Guarantor's obligations to Obligee and to any company or companies which may now or at any time be Obligee's parent, subsidiary or affiliate, no matter how or when arising and whether under this or any other instruments, agreement or otherwise. Upon the nonpayment of any obligation of Obligor to Obligee, full power and authority are hereby given Obligee to sell, assign, and deliver the whole or any of the property of Guarantor which Obligee holds as security, at any broker's board, or at public or private sale (at the option of Obligee) either for cash or on credit or for future delivery, without assumption of any credit risk, and without demand, advertisement or notice of any kind, all of which are hereby expressly waived. No delay on the part of Obligee in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon Guarantor by Obligee with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Obligee's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Obligee's rights as against Guarantor in any respect. At any sale hereunder, Obligee may purchase the whole or any part of the property sold, free from any right of redemption on the part of Guarantor, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting ail costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Obligee shall, after applying the balance of the proceeds of the sale or other disposition to the payment or reduction (in whole or in part) of the principal or interest (at the option of Obligee) then owing on the obligations of Obligor, and after making proper allowance for interest on obligations of Obligor not then due, return any excess to Guarantor, all without prejudice to the rights of Obligee as against Guarantor with respect to any and all amounts which may then be or remain unpaid on any obligations of Obligor.

        6. Subordination. Any and all rights of Guarantor to the payment or performance of any and all present and future indebtedness or other obligations of Obligor to Guarantor shall be subordinate and subject to the rights of Obligee to the full payment of the Indebtedness and all of the Indebtedness shall be paid in full mid shall be retained by Obligee before any payment of such indebtedness from Obligor to Guarantor shall be made. In the event that any payment or distribution shall be received by Guarantor contrary to the provisions of the preceding sentence, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving Obligor, or otherwise, such payment or distribution shall be held in trust by Guarantor and shall be promptly paid over to Obligee for application to the Indebtedness.

        7. Bankruptcy or Insolvency. Guarantor agrees that if Obligor or Guarantor should at any time become insolvent or make a general assignment for the benefit of its creditor, or if a petition in bankruptcy or any insolvency, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding shall be filed or commenced by, against or in respect of Obligor or Guarantor, or if an order for relief shall be entered in respect of Obligor or Guarantor in any case under the Bankruptcy Code, the obligations of Guarantor hereunder shall remain in full force and effect; and any and all obligations of Obligor and Guarantor to Obligee shall, at the option of Obligee, forthwith become due and payable without notice.

        8. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by certified or registered mail, return receipt requested, addressed to the respective addresses of the parties hereto designated above in this Guaranty Agreement, or addressed to any such party at such other address such party shall hereafter have furnished to the other party in writing.

        9. Consent to Jurisdiction; Waiver of Jury Trial. Guarantor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Guaranty Agreement. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Guarantor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Guarantor consents that process in any such action or proceeding may be served upon it by registered mail directed to Guarantor at its address set forth at the head of the Guaranty Agreement or in any other manner permitted by applicable law or rules of court. Guarantor hereby irrevocably appoints the Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING COMMENCED BY OBLIGEE, OBLIGOR, GUARANTOR OR OTHERWISE IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE AGREEMENTS. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES WITH FULL COGNIZANCE AND UNDERSTANDING OF THEIR RIGHTS.

        10. Law of New York. This Guaranty Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws.

        11. Miscellaneous. Neither this Guaranty Agreement not any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All the terms of this Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, and in particular shall be enforceable by any holder or holders from time to time of the Indebtedness of any part thereof. Guarantor agrees and consents that Obligee shall have the right to assign or transfer this Guaranty Agreement or any of Obligee's rights or powers hereunder to any other person, firm or corporation and such assignment shall not affect the liability of Guarantor hereunder. The books and records of Obligee showing the account between Obligee and Obligor shall be admissible in evidence in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. In the event that there shall be more than one Guarantor, the obligations of each Guarantor shall be both joint and several.

           Guarantor agrees to all the provisions set forth above. This agreement is executed pursuant to due authorization.

           GUARANTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS
           AGREEMENT.

Accepted on    September 22, 1995           Date     June 23, 1995


                                            Michael J. Morrissey
                                            ------------------------ (Guarantor)
CHARTER FINANCIAL, INC. (Obligee)           (Name of Individual)



By:   /s/                                   By:   /s/
    -----------------------------               ------------------------------

Its     Vice President
---------------------------------
      (Title of Officer)

                                            Attest: /s/ Charles W. Weiss
                                                   -----------------------[Seal]
                                                       Notary Public


                                CHARLES W. WEISS
                        NOTARY PUBLIC, State of New York
                                 No. 30-4524678
                           Qualified in Nassau County
                        Commission Expires July 31, 1996

                  DELIVERY RECEIPT AND ACCEPTANCE CERTIFICATE
                  -------------------------------------------


RE: LEASE OF PERSONAL PROPERTY NO. 2380 DATED June 23, 1995 BY AND BETWEEN CHARTER FINANCIAL, INC., AS LESSOR, AND SMA VIDEO, INC, AS LESSEE


The undersigned hereby represent and warrant:

1. It received possession of all of the personal property described on Schedule "A" attached hereto on September 22, 1995.

2. All of the personal property described on the attached Schedule "A" is in good condition and has been accepted by the undersigned.

3. The Lessor named above has performed and satisfied all covenants and conditions to be performed and satisfied by it on or prior to the date hereof under the above-referenced Lease of Personal Property between the undersigned and said Lessor.

4. As of the date hereof, there has occurred no Event of Default as defined in the aforesaid Lease of Personal Property or any event with which the giving of notice or lapse of time, or both, would constitute an Event of Default.

5. The undersigned has no claim or defense whatsoever against or with respect to the Lessor named above or otherwise arising under or relating to the aforesaid Lease of Personal Property.

6. The payments due under said Lease of Personal Property are $18,165.00 per month for sixty 60) months commencing on November 1, 1995.

The undersigned has been advised that the Lessor named above may assign the aforesaid Lease of Personal Property, for value, and makes the foregoing representations and warranties in order to induce the Assignee to accept such assignment, and agree that such Assignee may rely upon the aforesaid representations and warranties and that notwithstanding any event or circumstances whatsoever, the undersigned shall pay and perform all liabilities and obligations arising under or relating to the aforesaid Lease of Personal Property in accordance with its terms.


SMA VIDEO, INC.




By:   /s/
    -------------------------------
Title: VP/Engingeering

Date: September 22, 1995
RMC:s-11d-sma-video.d&a

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A"

--------------------------------------------------------------------------------

QTY.           MODEL#         DESCRIPTION
----           ------         -----------

1                             Quantel Henry
1               8000          Avid Media Composer
1                             AVS Cyrus Standard Converter





SMA VIDEO, INC.



By: ______________________
RMC:s-11d-sm-video.sa








AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

                           PURCHASE OPTION AGREEMENT


        WHEREAS, Charter Financial, Inc. ("Charter"), as Lessor and SMA Video, Inc. as Lessee ("Lessee") are parties to a certain Lease of Personal Property (the "Lease"), dated June 23, 1995, affecting the equipment (the "Equipment") described therein; and

        WHEREAS, the parties hereto desire to confirm their understanding pursuant to which the Lessee may acquire title to the Equipment upon expiration of the Lease.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Provided that the Lessee shall so request Charter in writing not less than ninety (90) days prior to the expiration of the Lease, and further provided, that the Lessee shall then be in compliance with all the terms and provisions of the Lease and shall continue to comply with all the terms and provisions of the Lease thereafter until the expiration of the Lease, Charter agrees to sell, assign, transfer and convey the Equipment to the Lessee upon the expiration of the Lease for and in consideration of an amount equal to $ 1.00 to be paid in good funds to Charter prior to expiration of the Lease.

        2. The Equipment shall be sold to the Lessee and the Lessee shall take possession of the Equipment "as is" and "where is." Such sale by Charter shall be without representation or warranty, express or implied, and shall expressly exclude any warranty as to fitness, condition or merchantability of the Equipment except that Charter shall warrant that its title to the Equipment is free and clear of any liens or encumbrances created by, through or under it. Such Equipment shall be conveyed subject to all liens and encumbrances which may arise by, through or under the Lessee.

        3. All taxes attributable to the transaction herein contemplated shall be borne exclusively by the Lessee.

        4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





(LESSEE)                                    (LESSOR)
SMA VIDEO, INC.                             CHARTER FINANCIAL, INC.





By:   /s/                                   By:    /s/
    ---------------------------                 --------------------------
(Authorized Signature)                      (Authorized Signature)

Title: President                            Title: Vice President
Dated: June 23, 1995                        Dated: September 22, 1995
RMC:s-1dd-sma-video.po

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A"

--------------------------------------------------------------------------------

QTY.           MODEL#         DESCRIPTION
----           ------         -----------

1                             Quantel Henry
1               8000          Avid Media Composer
1                             AVS Cyrus Standard Converter





SMA VIDEO, INC.



By: /s/
    ----------------------
RMC:s-11d-sm-video.sa







AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

                               GUARANTY AGREEMENT


Name and address of Guarantor:          David J. Satin
                             :          401 East 34th Street, Apt. 516-G
                             :          New York, NY 10016

                             :          Social Security ####-##-####


                                    RECITALS

        A. Pursuant to the terms of the equipment leases, purchase money security agreements and/or other agreements (collectively, the "Agreements") presently existing between Charter Financial, Inc., 153 E. 53rd Street 55th Floor, New York, NY 10022 ("Obligee") and SMA Video, Inc., 100 Avenue of the Americas, New York, NY 10013 ("Obligor"). Obligor has incurred indebtedness to Obligee as more fully set forth in the Agreements.

        B. Obligee has required, as a condition of entering into the Agreements, that the payment and performance of all indebtedness and obligations of Obligor to Obligee of every kind and description, direct or indirect, primary or secondary, absolute or contingent or due or to become due, whether by acceleration or otherwise, and any and all renewals, modifications, supplements, amendments and extensions of the foregoing, whether now or thereafter arising under the Agreements, or any other present or future agreement, document or instrument now or hereafter executed and delivered by Obligor to Obligee or any assignee of Obligee, including, without limitation any equipment leases, purchase money security agreements, loans, chattel mortgage loans, real estate loans, advances, payments, extensions of credit, benefits or financial accommodations whether or not arising under or in connection with the Agreements, or by operation of law, whether or not evidenced by writing, or otherwise arising (all of such indebtedness and obligations being hereinafter referred to as the "Indebtedness"), be guaranteed by Guarantor.


                              TERMS AND CONDITIONS

        1. Guaranty of Payment. In order to induce Obligee to enter into the Agreements and in consideration of $ 10.00 and other good and valuable consideration paid by Obligee to Guarantor, receipt of which is hereby acknowledged, Guarantor hereby unconditionally guarantees to Obligee (a) the due and punctual payment of the Indebtedness, when and as the same shall become due and payable whether at maturity or by required prepayment, notice of optional prepayment, acceleration or otherwise and (b) the due and punctual performance of all other obligations arising under or relating to the Indebtedness. Such guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Obligor or from any other person, firm or corporation obligated with respect to, or any guarantor of, the Indebtedness or upon any other condition or contingency. In case Obligor shall fail to pay punctually any of the Indebtedness, or any premium or interest thereon, when and as the same shall become due and payable, Guarantor will upon demand immediately pay the same to Obligee.

        2. Costs and Expenses. Guarantor will pay all costs and expenses incurred by or on behalf of Obligee (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor hereunder, and the obligations of Obligor with respect to the Indebtedness.

        3. Obligations of Guarantor Not Affected. The obligations of Guarantor shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by: (a) any assignment, transfer, amendment, modification, rescission or cancellation of or addition or supplement to the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (b) the validity, illegality or unenforceability of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (c) any exercise, non-exercise, waiver, release or cancellation by Obligee of any right, remedy, power or privilege under or in respect of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness, including, without limitation, the taking, release, discharge, exchange, surrender or disposition of collateral held for the Indebtedness; (d) any consent, extension, indulgence, or other action, inaction or omission under or in respect of the Agreements or any other agreement of guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (e) the death of Guarantor; (f) any purported termination by Guarantor of this Guaranty Agreement not expressly permitted hereby; or (g) any other cause or circumstance whatsoever, including, without limitation, any other act, thing, omission or delay which would or might in any manner or to any extent vary the risk of Guarantor or which would or might otherwise operate as a discharge of Guarantor as a matter of law; whether or not Guarantor shall have notice or knowledge of any of the foregoing. This Guaranty Agreement shall remain in full force and effect and shall not be terminable except with the prior written consent of Obligee or so long as any agreement or arrangement between Obligee and Obligor or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect. Thereafter this instrument shall continue in full force and effect until terminated by the actual receipt by Obligee by registered or certified mail of notice of termination from Guarantor or from the legal representative of any deceased Guarantor; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

        4. Waivers. The following are unconditionally waived by Guarantor (a) notice of any of the matters referred to in Section 3, (b) all notices which may be required by statute, rule or law or otherwise to preserve any rights of Obligee against Obligor or Guarantor, including, without limitation, notice of presentment and protest to, and demand and payment from, Obligor or Guarantor
(c) any right to the enforcement, assertion, exercise or non-exercise by Obligee of any right, power or remedy conferred in the Agreement or any other agreement whatsoever, (d) any right of subrogation, reimbursement or indemnity, and any right of recourse to or with respect to any assets or property of Obligor or to any collateral for any In indebtedness, unless and until Obligee shall have received and retained full payment of all of the Indebtedness, and (e) any requirement of diligence on the part of Obligee.

        5. Security, All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Obligee's possession shall be deemed held by Obligee as security for any and all of Guarantor's obligations to Obligee and to any company or companies which may now or at any time be Obligee's parent, subsidiary or affiliate, no matter how or when arising and whether under this or any other instruments, agreement or otherwise. Upon the nonpayment of any obligation of Obligor to Obligee, full power and authority are hereby given Obligee to sell, assign, and deliver the whole or any of the property of Guarantor which Obligee holds as security, at any broker's board, or at public or private sale (at the option of Obligee) either for cash or on credit or for future delivery, without assumption of any credit risk, and without demand, advertisement or notice of any kind, all of which are hereby expressly waived. No delay on the part of Obligee in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon Guarantor by Obligee with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Obligee's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Obligee's rights as against Guarantor in any respect. At any sale hereunder, Obligee may purchase the whole or any part of the property sold, free from any right of redemption on the part of Guarantor, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting ail costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Obligee shall, after applying the balance of the proceeds of the sale or other disposition to the payment or reduction (in whole or in part) of the principal or interest (at the option of Obligee) then owing on the obligations of Obligor, and after making proper allowance for interest on obligations of Obligor not then due, return any excess to Guarantor, all without prejudice to the rights of Obligee as against Guarantor with respect to any and all amounts which may then be or remain unpaid on any obligations of Obligor.

        6. Subordination. Any and all rights of Guarantor to the payment or performance of any and all present and future indebtedness or other obligations of Obligor to Guarantor shall be subordinate and subject to the rights of Obligee to the full payment of the Indebtedness and all of the Indebtedness shall be paid in full and shall be retained by Obligee before any payment of such indebtedness from Obligor to Guarantor shall be made. In the event that any payment or distribution shall be received by Guarantor contrary to the provisions of the preceding sentence, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving Obligor, or otherwise, such payment or distribution shall be held in trust by Guarantor and shall be promptly paid over to Obligee for application to the Indebtedness.

        7. Bankruptcy or Insolvency. Guarantor agrees that if Obligor or Guarantor should at any time become insolvent or make a general assignment for the benefit of its creditor, or if a petition in bankruptcy or any insolvency, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding shall be filed or commenced by, against or in respect of Obligor or Guarantor, or if an order for relief shall be entered in respect of Obligor or Guarantor in any case under the Bankruptcy Code, the obligations of Guarantor hereunder shall remain in full force and effect; and any and all obligations of Obligor and Guarantor to Obligee shall, at the option of Obligee, forthwith become due and payable without notice.

        8. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by certified or registered mail, return receipt requested, addressed to the respective addresses of the parties hereto designated above in this Guaranty Agreement, or addressed to any such party at such other address such party shall hereafter have furnished to the other party in writing.

        9. Consent to Jurisdiction; Waiver of Jury Trial. Guarantor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Guaranty Agreement. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Guarantor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Guarantor consents that process in any such action or proceeding may be served upon it by registered mail directed to Guarantor at its address set forth at the head of the Guaranty Agreement or in any other manner permitted by applicable law or rules of court. Guarantor hereby irrevocably appoints the Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING COMMENCED BY OBLIGEE, OBLIGOR, GUARANTOR OR OTHERWISE IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE AGREEMENTS. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES WITH FULL COGNIZANCE AND UNDERSTANDING OF THEIR RIGHTS.

        10. Law of New York. This Guaranty Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws.

        11. Miscellaneous. Neither this Guaranty Agreement not any term hereof maybe changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All the terms of this Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, and in particular shall be enforceable by any holder or holders from time to time of the Indebtedness of any part thereof. Guarantor agrees and consents that Obligee shall have the right to assign or transfer this Guaranty Agreement or any of Obligee's rights or powers hereunder to any other person, firm or corporation and such assignment shall not affect the liability of Guarantor hereunder. The books and records of Obligee showing the account between Obligee and Obligor shall be admissible in evidence in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. In the event that there shall be more than one Guarantor, the obligations of each Guarantor shall be both joint and several.

           Guarantor agrees to all the provisions set forth above. This agreement is executed pursuant to due authorization.

           GUARANTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS
           AGREEMENT.

Accepted on    September 22, 1995           Date     June 23, 1995


                                            David J. Satin
                                            -------------------------- Guarantor
CHARTER FINANCIAL, INC. (Obligee)           (Name of Individual)




By:  /s/ (illegible)                        By:   /s/ (illegible)
    -----------------------------               -----------------------------

Its     Vice President
---------------------------------
      (Title of Officer)



                                            Attest: /s/ Charles W. Weiss
                                                   -----------------------[Seal]
                                                       Notary Public



                                                      CHARLES W. WEISS
                                               NOTARY PUBLIC, State of New York
                                                       No. 30-4524678
                                                 Qualified in Nassau County
                                               Commission Expires July 31, 1996

                               GUARANTY AGREEMENT


Name and address of Guarantor:          SMA Visual Effects Corp.
                             :          100 Avenue of the Americas
                             :          New York, NY 10013

                             :          Federal I.D. #13-3681187


                                    RECITALS

        A. Pursuant to the terms of the equipment leases, purchase money security agreements and/or other agreements (collectively, the "Agreements") presently existing between Charter Financial, Inc., 153 E. 53rd Street, 55th Floor, New York, NY 10022 (collectively, "Obligee") and SMA Video, Inc., 100 Avenue of the Americas, New York, NY 10013 ("Obligor"). Obligor has incurred indebtedness to Obligee as more fully set forth in the Agreements.

        B. Obligee has required, as a condition of entering into the Agreements, that the payment and performance of all indebtedness and obligations of Obligor to Obligee of every kind and description, direct or indirect, primary or secondary, absolute or contingent or due or to become due, whether by acceleration or otherwise, and any and all renewals, modifications, supplements, amendments and extensions of the foregoing, whether now or thereafter arising under the Agreements, or any other present or future agreement, document or instrument now or hereafter executed and delivered by Obligor to Obligee or any assignee of Obligee, including, without limitation any equipment leases, purchase money security agreements, loans, chattel mortgage loans, real estate loans, advances, payments, extensions of credit, benefits or financial accommodations whether or not arising under or in connection with the Agreements, or by operation of law, whether or not evidenced by writing, or otherwise arising (all of such indebtedness and obligations being hereinafter referred to as the "Indebtedness"), be guaranteed by Guarantor.


                              TERMS AND CONDITIONS

        1. Guaranty of Payment. In order to induce Obligee to enter into the Agreements and in consideration of $10.00 and other good and valuable consideration paid by Obligee to Guarantor, receipt of which is hereby acknowledged, Guarantor hereby unconditionally guarantees to Obligee (a) the due and punctual payment of the Indebtedness, when and as the same shall become due and payable whether at maturity or by required prepayment, notice of optional prepayment, acceleration or otherwise and (b) the due and punctual performance of all other obligations arising under or relating to the Indebtedness. Such guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Obligor or from any other person, firm or corporation obligated with respect to, or any guarantor of, the Indebtedness or upon any other condition or contingency. In case Obligor shall fail to pay punctually any of the Indebtedness, or any premium or interest thereon, when and as the same shall become due and payable, Guarantor will upon demand immediately pay the same to Obligee.

        2. Costs and Expenses. Guarantor will pay all costs and expenses incurred by or on behalf of Obligee (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor hereunder, and the obligations of Obligor with respect to the Indebtedness.

        3. Obligations of Guarantor Not Affected. The obligations of Guarantor shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by: (a) any assignment, transfer, amendment, modification, rescission or cancellation of or addition or supplement to the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (b) the validity, illegality or unenforceability of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (c) any exercise, non-exercise, waiver, release or cancellation by Obligee of any right, remedy, power or privilege under or in respect of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness, including, without limitation, the taking, release, discharge, exchange, surrender or disposition of collateral held for the Indebtedness; (d) any consent, extension, indulgence, or other action, inaction or omission under or in respect of the Agreements or any other agreement of guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (e) the death of Guarantor; (f) any purported termination by Guarantor of this Guaranty Agreement not expressly permitted hereby; or (g) any other cause or circumstance whatsoever, including, without limitation, any other act, thing, omission or delay which would or might in any manner or to any extent vary the risk of Guarantor or which would or might otherwise operate as a discharge of Guarantor as a matter of law; whether or not Guarantor shall have notice or knowledge of any of the foregoing. This Guaranty Agreement shall remain in full force and effect and shall not be terminable except with the prior written consent of Obligee or so long as any agreement or arrangement between Obligee and Obligor or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect. Thereafter this instrument shall continue in full force and effect until terminated by the actual receipt by Obligee by registered or certified mail of notice of termination from Guarantor or from the legal representative of any deceased Guarantor; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

        4. Waivers. The following are unconditionally waived by Guarantor: (a) notice of any of the matters referred to in Section 3, (b) all notices which may be required by statute, rule or law or otherwise to preserve any rights of Obligee against Obligor or Guarantor, including, without limitation, notice of presentment and protest to, and demand and payment from, Obligor or Guarantor
(c) any right to the enforcement, assertion, exercise or non-exercise by Obligee of any right, power or remedy conferred in the Agreement or any other agreement whatsoever, (d) any right of subrogation, reimbursement or indemnity, and any right of recourse to or with respect to any assets or property of Obligor or to any collateral for any Indebtedness, unless and until Obligee shall have received and retained full payment of all of the Indebtedness, and (e) any requirement of diligence on the part of Obligee.

        5. Security, All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Obligee's possession shall be deemed held by Obligee as security for any and all of Guarantor's obligations to Obligee and to any company or companies which may now or at any time be Obligee's parent, subsidiary or affiliate, no matter how or when arising and whether under this or any other instruments, agreement or otherwise. Upon the nonpayment of any obligation of Obligor to Obligee, full power and authority are hereby given Obligee to sell, assign, and deliver the whole or any of the property of Guarantor which Obligee holds as security, at any broker's board, or at public or private sale (at the option of Obligee) either for cash or on credit or for future delivery, without assumption of any credit risk, and without demand, advertisement or notice of any kind, all of which are hereby expressly waived. No delay on the part of Obligee in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon Guarantor by Obligee with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Obligee's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Obligee's rights as against Guarantor in any respect. At any sale hereunder, Obligee may purchase the whole or any part of the property sold, free from any right of redemption on the part of Guarantor, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Obligee shall, after applying the balance of the proceeds of the sale or other disposition to the payment or reduction (in whole or in part) of the principal or interest (at the option of Obligee) then owing on the obligations of Obligor, and after making proper allowance for interest on obligations of Obligor not then due, return any excess to Guarantor, all without prejudice to the rights of Obligee as against Guarantor with respect to any and all amounts which may then be or remain unpaid on any obligations of Obligor.

        6. Subordination. Any and all rights of Guarantor to the payment or performance of any and all present and future indebtedness or other obligations of Obligor to Guarantor shall be subordinate and subject to the rights of Obligee to the full payment of the Indebtedness and all of the Indebtedness shall be paid in full and shall be retained by Obligee before any payment of such indebtedness from Obligor to Guarantor shall be made. In the event that any payment or distribution shall be received by Guarantor contrary to the provisions of the preceding sentence, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving Obligor, or otherwise, such payment or distribution shall be held in trust by Guarantor and shall be promptly paid over to Obligee for application to the Indebtedness.

        7. Bankruptcy or Insolvency. Guarantor agrees that if Obligor or Guarantor should at any time become insolvent or make a general assignment for the benefit of its creditor, or if a petition in bankruptcy or any insolvency, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding shall be filed or commenced by, against or in respect of Obligor or Guarantor, or if an order for relief shall be entered in respect of Obligor or Guarantor in any case under the Bankruptcy Code, the obligations of Guarantor hereunder shall remain in full force and effect; and any and all obligations of Obligor and Guarantor to Obligee shall, at the option of Obligee, forthwith become due and payable without notice.

        8. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by certified or registered mail, return receipt requested, addressed to the respective addresses of the parties hereto designated above in this Guaranty Agreement, or addressed to any such party at such other address such party shall hereafter have furnished to the other party in writing.

        9. Consent to Jurisdiction; Waiver of Jury Trial. Guarantor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Guaranty Agreement. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Guarantor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Guarantor consents that process in any such action or proceeding may be served upon it by registered mail directed to Guarantor at its address set forth at the head of the Guaranty Agreement or in any other manner permitted by applicable law or rules of court. Guarantor hereby irrevocably appoints the Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING COMMENCED BY OBLIGEE, OBLIGOR, GUARANTOR OR OTHERWISE IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE AGREEMENTS. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES WITH FULL COGNIZANCE AND UNDERSTANDING OF THEIR RIGHTS.

        10. Law of New York. This Guaranty Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws.

        11. Miscellaneous. Neither this Guaranty Agreement not any term hereof maybe changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All the terms of this Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, and in particular shall be enforceable by any holder or holders from time to time of the Indebtedness of any part thereof. Guarantor agrees and consents that Obligee shall have the right to assign or transfer this Guaranty Agreement or any of Obligee's rights or powers hereunder to any other person, firm or corporation and such assignment shall not affect the liability of Guarantor hereunder. The books and records of Obligee showing the account between Obligee and Obligor shall be admissible in evidence in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. In the event that there shall be more than one Guarantor, the obligations of each Guarantor shall be both joint and several.

           Guarantor agrees to all the provisions set forth above. This agreement is executed pursuant to due authorization.

           GUARANTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS
           AGREEMENT.


Accepted on    September 22, 1995           Date    June 23, 1995


                                            SMA VISUAL EFFECTS CORP.
                                            -------------------------- Guarantor
CHARTER FINANCIAL, INC. (Obligee)           (Name of Corporation)




By:   /s/ (illegible)                       By:   /s/ (illegible)
    -----------------------------               --------------------------------

Its     Vice President                      Its    President
    -----------------------------              ---------------------------------
      (Title of Officer)                    (If Corporation, President or Vice
                                            President should sign and give
                                            official title; if Partnership,
                                            state partner)




                                            Attest: /s/ (illegible)
                                            ------------------------------[Seal]
                                                     Secretary

                               GUARANTY AGREEMENT


Name and address of Guarantor:          SMA Reel Time, Inc.
                             :          100 Avenue of the Americas
                             :          New York, NY 10013

                             :          Federal I.D. #13-3724883


                                    RECITALS

        A. Pursuant to the terms of the equipment leases, purchase money security agreements and/or other agreements (collectively, the "Agreements") presently existing between Charter Financial, Inc., 153 E. 53rd Street, 55th Floor, New York, NY 10022 ("Obligee") and SMA Video, Inc., 100 Avenue of the Americas, New York, NY 10013 ("Obligor"). Obligor has incurred indebtedness to Obligee as more fully set forth in the Agreements.

        B. Obligee has required, as a condition of entering into the Agreements, that the payment and performance of all indebtedness and obligations of Obligor to Obligee of every kind and description, direct or indirect, primary or secondary, absolute or contingent or due or to become due, whether by acceleration or otherwise, and any and all renewals, modifications, supplements, amendments and extensions of the foregoing, whether now or thereafter arising under the Agreements, or any other present or future agreement, document or instrument now or hereafter executed and delivered by Obligor to Obligee or any assignee of Obligee, including, without limitation any equipment leases, purchase money security agreements, loans, chattel mortgage loans, real estate loans, advances, payments, extensions of credit, benefits or financial accommodations whether or not arising under or in connection with the Agreements, or by operation of law, whether or not evidenced by writing, or otherwise arising (all of such indebtedness and obligations being hereinafter referred to as the "Indebtedness"), be guaranteed by Guarantor.


                              TERMS AND CONDITIONS

        1. Guaranty of Payment. In order to induce Obligee to enter into the Agreements and in consideration of $10.00 and other good and valuable consideration paid by Obligee to Guarantor, receipt of which is hereby acknowledged, Guarantor hereby unconditionally guarantees to Obligee (a) the due and punctual payment of the Indebtedness, when and as the same shall become due and payable whether at maturity or by required prepayment, notice of optional prepayment, acceleration or otherwise and (b) the due and punctual performance of all other obligations arising under or relating to the Indebtedness. Such guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Obligor or from any other person, firm or corporation obligated with respect to, or any guarantor of, the Indebtedness or upon any other condition or contingency. In case Obligor shall fail to pay punctually any of the Indebtedness, or any premium or interest thereon, when and as the same shall become due and payable, Guarantor will upon demand immediately pay the same to Obligee.

        2. Costs and Expenses. Guarantor will pay all costs and expenses incurred by or on behalf of Obligee (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor hereunder, and the obligations of Obligor with respect to the Indebtedness.

        3. Obligations of Guarantor Not Affected. The obligations of Guarantor shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by: (a) any assignment, transfer, amendment, modification, rescission or cancellation of or addition or supplement to the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (b) the validity, illegality or unenforceability of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (c) any exercise, non-exercise, waiver, release or cancellation by Obligee of any right, remedy, power or privilege under or in respect of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness, including, without limitation, the taking, release, discharge, exchange, surrender or disposition of collateral held for the Indebtedness; (d) any consent, extension, indulgence, or other action, inaction or omission under or in respect of the Agreements or any other agreement of guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (e) the death of Guarantor; (f) any purported termination by Guarantor of this Guaranty Agreement not expressly permitted hereby; or (g) any other cause or circumstance whatsoever, including, without limitation, any other act, thing, omission or delay which would or might in any manner or to any extent vary the risk of Guarantor or which would or might otherwise operate as a discharge of Guarantor as a matter of law; whether or not Guarantor shall have notice or knowledge of any of the foregoing. This Guaranty Agreement shall remain in full force and effect and shall not be terminable except with the prior written consent of Obligee or so long as any agreement or arrangement between Obligee and Obligor or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect. Thereafter this instrument shall continue in full force and effect until terminated by the actual receipt by Obligee by registered or certified mail of notice of termination from Guarantor or from the legal representative of any deceased Guarantor; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

        4. Waivers. The following are unconditionally waived by Guarantor: (a) notice of any of the matters referred to in Section 3, (b) all notices which may be required by statute, rule or law or otherwise to preserve any rights of Obligee against Obligor or Guarantor, including, without limitation, notice of presentment and protest to, and demand and payment from, Obligor or Guarantor
(c) any right to the enforcement, assertion, exercise or non-exercise by Obligee of any right, power or remedy conferred in the Agreement or any other agreement whatsoever, (d) any right of subrogation, reimbursement or indemnity, and any right of recourse to or with respect to any assets or property of Obligor or to any collateral for any Indebtedness, unless and until Obligee shall have received and retained full payment of all of the Indebtedness, and (e) any requirement of diligence on the part of Obligee.

        5. Security, All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Obligee's possession shall be deemed held by Obligee as security for any and all of Guarantor's obligations to Obligee and to any company or companies which may now or at any time be Obligee's parent, subsidiary or affiliate, no matter how or when arising and whether under this or any other instruments, agreement or otherwise. Upon the nonpayment of any obligation of Obligor to Obligee, full power and authority are hereby given Obligee to sell, assign, and deliver the whole or any of the property of Guarantor which Obligee holds as security, at any broker's board, or at public or private sale (at the option of Obligee) either for cash or on credit or for future delivery, without assumption of any credit risk, and without demand, advertisement or notice of any kind, all of which are hereby expressly waived. No delay on the part of Obligee in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon Guarantor by Obligee with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Obligee's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Obligee's rights as against Guarantor in any respect. At any sale hereunder, Obligee may purchase the whole or any part of the property sold, free from any right of redemption on the part of Guarantor, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Obligee shall, after applying the balance of the proceeds of the sale or other disposition to the payment or reduction (in whole or in part) of the principal or interest (at the option of Obligee) then owing on the obligations of Obligor, and after making proper allowance for interest on obligations of Obligor not then due, return any excess to Guarantor, all without prejudice to the rights of Obligee as against Guarantor with respect to any and all amounts which may then be or remain unpaid on any obligations of Obligor.

        6. Subordination. Any and all rights of Guarantor to the payment or performance of any and all present and future indebtedness or other obligations of Obligor to Guarantor shall be subordinate and subject to the rights of Obligee to the full payment of the Indebtedness and all of the Indebtedness shall be paid in full and shall be retained by Obligee before any payment of such indebtedness from Obligor to Guarantor shall be made. In the event that any payment or distribution shall be received by Guarantor contrary to the provisions of the preceding sentence, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving Obligor, or otherwise, such payment or distribution shall be held in trust by Guarantor and shall be promptly paid over to Obligee for application to the Indebtedness.

        7. Bankruptcy or Insolvency. Guarantor agrees that if Obligor or Guarantor should at any time become insolvent or make a general assignment for the benefit of its creditor, or if a petition in bankruptcy or any insolvency, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding shall be filed or commenced by, against or in respect of Obligor or Guarantor, or if an order for relief shall be entered in respect of Obligor or Guarantor in any case under the Bankruptcy Code, the obligations of Guarantor hereunder shall remain in full force and effect; and any and all obligations of Obligor and Guarantor to Obligee shall, at the option of Obligee, forthwith become due and payable without notice.

        8. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by certified or registered mail, return receipt requested, addressed to the respective addresses of the parties hereto designated above in this Guaranty Agreement, or addressed to any such party at such other address such party shall hereafter have furnished to the other party in writing.

        9. Consent to Jurisdiction; Waiver of Jury Trial. Guarantor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Guaranty Agreement. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Guarantor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Guarantor consents that process in any such action or proceeding may be served upon it by registered mail directed to Guarantor at its address set forth at the head of the Guaranty Agreement or in any other manner permitted by applicable law or rules of court. Guarantor hereby irrevocably appoints the Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING COMMENCED BY OBLIGEE, OBLIGOR, GUARANTOR OR OTHERWISE IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE AGREEMENTS. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES WITH FULL COGNIZANCE AND UNDERSTANDING OF THEIR RIGHTS.

        10. Law of New York. This Guaranty Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws.

        11. Miscellaneous. Neither this Guaranty Agreement not any term hereof maybe changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All the terms of this Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, and in particular shall be enforceable by any holder or holders from time to time of the Indebtedness of any part thereof. Guarantor agrees and consents that Obligee shall have the right to assign or transfer this Guaranty Agreement or any of Obligee's rights or powers hereunder to any other person, firm or corporation and such assignment shall not affect the liability of Guarantor hereunder. The books and records of Obligee showing the account between Obligee and Obligor shall be admissible in evidence in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. In the event that there shall be more than one Guarantor, the obligations of each Guarantor shall be both joint and several.

           Guarantor agrees to all the provisions set forth above. This agreement is executed pursuant to due authorization.

           GUARANTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS
           AGREEMENT.


Accepted on    September 22, 1995           Date    June 23, 1995


                                            SMA REEL TIME, INC.
                                            ------------------------ (Guarantor)
CHARTER FINANCIAL, INC. (Obligee)           (Name of Corporation)




By:   /s/ (illegible)                       By:   /s/ (illegible)
    -----------------------------               --------------------------------

Its     Vice President                      Its     President
    -----------------------------              ---------------------------------
      (Title of Officer)                    (If Corporation, President or Vice
                                            President should sign and give
                                            official title; if Partnership,
                                            state partner)





                                            Attest: /s/ (illegible)
                                            ------------------------------[Seal]
                                                     Secretary

                               GUARANTY AGREEMENT

Name and address of Guarantor:          Michael J. Morrissey
                             :          161 Ludlow Street, Apt. 3
                             :          New York, NY 10002

                             :          Social Security ####-##-####


                                    RECITALS

        A. Pursuant to the terms of the equipment leases, purchase money security agreements and/or other agreements (collectively, the "Agreements") presently existing between Charter Financial, Inc., 153 E. 53rd Street, 55th Floor, New York, NY 10022 ("Obligee") and SMA Video, Inc., 100 Avenue of the Americas, New York, NY 10013 ("Obligor"). Obligor has incurred indebtedness to Obligee as more fully set forth in the Agreements.

        B. Obligee has required, as a condition of entering into the Agreements, that the payment and performance of all indebtedness and obligations of Obligor to Obligee of every kind and description, direct or indirect, primary or secondary, absolute or contingent or due or to become due, whether by acceleration or otherwise, and any and all renewals, modifications, supplements, amendments and extensions of the foregoing, whether now or thereafter arising under the Agreements, or any other present or future agreement, document or instrument now or hereafter executed and delivered by Obligor to Obligee or any assignee of Obligee, including, without limitation any equipment leases, purchase money security agreements, loans, chattel mortgage loans, real estate loans, advances, payments, extensions of credit, benefits or financial accommodations whether or not arising under or in connection with the Agreements, or by operation of law, whether or not evidenced by writing, or otherwise arising (all of such indebtedness and obligations being hereinafter referred to as the "Indebtedness"), be guaranteed by Guarantor.


                              TERMS AND CONDITIONS

        1. Guaranty of Payment. In order to induce Obligee to enter into the Agreements and in consideration of $10.00 and other good and valuable consideration paid by Obligee to Guarantor, receipt of which is hereby acknowledged, Guarantor hereby unconditionally guarantees to Obligee (a) the due and punctual payment of the Indebtedness, when and as the same shall become due and payable whether at maturity or by required prepayment, notice of optional prepayment, acceleration or otherwise and (b) the due and punctual performance of all other obligations arising under or relating to the Indebtedness. Such guaranty is an absolute, unconditional, continuing guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Obligor or from any other person, firm or corporation obligated with respect to, or any guarantor of, the Indebtedness or upon any other condition or contingency. In case Obligor shall fail to pay punctually any of the Indebtedness, or any premium or interest thereon, when and as the same shall become due and payable, Guarantor will upon demand immediately pay the same to Obligee.

        2. Costs and Expenses. Guarantor will pay all costs and expenses incurred by or on behalf of Obligee (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor hereunder, and the obligations of Obligor with respect to the Indebtedness.

        3. Obligations of Guarantor Not Affected. The obligations of Guarantor shall remain in full force and effect without regard to and shall not be affected or impaired in any respect by: (a) any assignment, transfer, amendment, modification, rescission or cancellation of or addition or supplement to the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (b) the validity, illegality or unenforceability of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (c) any exercise, non-exercise, waiver, release or cancellation by Obligee of any right, remedy, power or privilege under or in respect of the Agreements or any other agreement or guaranty in respect of the Indebtedness or collateral held for the Indebtedness, including, without limitation, the taking, release, discharge, exchange, surrender or disposition of collateral held for the Indebtedness; (d) any consent, extension, indulgence, or other action, inaction or omission under or in respect of the Agreements or any other agreement of guaranty in respect of the Indebtedness or collateral held for the Indebtedness; (e) the death of Guarantor; (f) any purported termination by Guarantor of this Guaranty Agreement not expressly permitted hereby; or (g) any other cause or circumstance whatsoever, including, without limitation, any other act, thing, omission or delay which would or might in any manner or to any extent vary the risk of Guarantor or which would or might otherwise operate as a discharge of Guarantor as a matter of law; whether or not Guarantor shall have notice or knowledge of any of the foregoing. This Guaranty Agreement shall remain in full force and effect and shall not be terminable except with the prior written consent of Obligee or so long as any agreement or arrangement between Obligee and Obligor or any renewals, continuations, modifications, supplements and amendments thereof shall remain in force and effect. Thereafter this instrument shall continue in full force and effect until terminated by the actual receipt by Obligee by registered or certified mail of notice of termination from Guarantor or from the legal representative of any deceased Guarantor; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

        4. Waivers. The following are unconditionally waived by Guarantor: (a) notice of any of the matters referred to in Section 3, (b) all notices which may be required by statute, rule or law or otherwise to preserve any rights of Obligee against Obligor or Guarantor, including, without limitation, notice of presentment and protest to, and demand and payment from, Obligor or Guarantor
(c) any right to the enforcement, assertion, exercise or non-exercise by Obligee of any right, power or remedy conferred in the Agreement or any other agreement whatsoever, (d) any right of subrogation, reimbursement or indemnity, and any right of recourse to or with respect to any assets or property of Obligor or to any collateral for any Indebtedness, unless and until Obligee shall have received and retained full payment of all of the Indebtedness, and (e) any requirement of diligence on the part of Obligee.

        5. Security, All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Obligee's possession shall be deemed held by Obligee as security for any and all of Guarantor's obligations to Obligee and to any company or companies which may now or at any time be Obligee's parent, subsidiary or affiliate, no matter how or when arising and whether under this or any other instruments, agreement or otherwise. Upon the nonpayment of any obligation of Obligor to Obligee, full power and authority are hereby given Obligee to sell, assign, and deliver the whole or any of the property of Guarantor which Obligee holds as security, at any broker's board, or at public or private sale (at the option of Obligee) either for cash or on credit or for future delivery, without assumption of any credit risk, and without demand, advertisement or notice of any kind, all of which are hereby expressly waived. No delay on the part of Obligee in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon Guarantor by Obligee with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Obligee's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Obligee's rights as against Guarantor in any respect. At any sale hereunder, Obligee may purchase the whole or any part of the property sold, free from any right of redemption on the part of Guarantor, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Obligee shall, after applying the balance of the proceeds of the sale or other disposition to the payment or reduction (in whole or in part) of the principal or interest (at the option of Obligee) then owing on the obligations of Obligor, and after making proper allowance for interest on obligations of Obligor not then due, return any excess to Guarantor, all without prejudice to the rights of Obligee as against Guarantor with respect to any and all amounts which may then be or remain unpaid on any obligations of Obligor.

        6. Subordination. Any and all rights of Guarantor to the payment or performance of any and all present and future indebtedness or other obligations of Obligor to Guarantor shall be subordinate and subject to the rights of Obligee to the full payment of the Indebtedness and all of the Indebtedness shall be paid in full and shall be retained by Obligee before any payment of such indebtedness from Obligor to Guarantor shall be made. In the event that any payment or distribution shall be received by Guarantor contrary to the provisions of the preceding sentence, whether in connection with any insolvency, bankruptcy, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding involving Obligor, or otherwise, such payment or distribution shall be held in trust by Guarantor and shall be promptly paid over to Obligee for application to the Indebtedness.

        7. Bankruptcy or Insolvency. Guarantor agrees that if Obligor or Guarantor should at any time become insolvent or make a general assignment for the benefit of its creditor, or if a petition in bankruptcy or any insolvency, liquidation, reorganization, arrangement, readjustment, composition, dissolution or other similar proceeding shall be filed or commenced by, against or in respect of Obligor or Guarantor, or if an order for relief shall be entered in respect of Obligor or Guarantor in any case under the Bankruptcy Code, the obligations of Guarantor hereunder shall remain in full force and effect; and any and all obligations of Obligor and Guarantor to Obligee shall, at the option of Obligee, forthwith become due and payable without notice.

        8. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by certified or registered mail, return receipt requested, addressed to the respective addresses of the parties hereto designated above in this Guaranty Agreement, or addressed to any such party at such other address such party shall hereafter have furnished to the other party in writing.

        9. Consent to Jurisdiction; Waiver of Jury Trial. Guarantor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Guaranty Agreement. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Guarantor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Guarantor consents that process in any such action or proceeding may be served upon it by registered mail directed to Guarantor at its address set forth at the head of the Guaranty Agreement or in any other manner permitted by applicable law or rules of court. Guarantor hereby irrevocably appoints the Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING COMMENCED BY OBLIGEE, OBLIGOR, GUARANTOR OR OTHERWISE IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE AGREEMENTS. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES WITH FULL COGNIZANCE AND UNDERSTANDING OF THEIR RIGHTS.

        10. Law of New York. This Guaranty Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflict of laws.

        11. Miscellaneous. Neither this Guaranty Agreement not any term hereof maybe changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All the terms of this Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, and in particular shall be enforceable by any holder or holders from time to time of the Indebtedness of any part thereof. Guarantor agrees and consents that Obligee shall have the right to assign or transfer this Guaranty Agreement or any of Obligee's rights or powers hereunder to any other person, firm or corporation and such assignment shall not affect the liability of Guarantor hereunder. The books and records of Obligee showing the account between Obligee and Obligor shall be admissible in evidence in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. In the event that there shall be more than one Guarantor, the obligations of each Guarantor shall be both joint and several.

           Guarantor agrees to all the provisions set forth above. This agreement is executed pursuant to due authorization.

           GUARANTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS
           AGREEMENT.


Accepted on    September 22, 1995           Date    June 23, 1995


                                            Michael J. Morrissey
                                            -------------------------- Guarantor
CHARTER FINANCIAL, INC. (Obligee)           (Name of Individual)




By:   /s/ (illegible)                       By:   /s/ (illegible)
    -----------------------------               --------------------------------

Its     Vice President
    -----------------------------
      (Title of Officer)


                                            Attest: /s/ Charles W. Weiss
                                            ------------------------------[Seal]
                                                     Notary Public


                                CHARLES W. WEISS
                        NOTARY PUBLIC, State of New York
                                 No. 30-4524678
                           Qualified in Nassau County
                        Commission Expires July 31, 1996

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A"

--------------------------------------------------------------------------------

QTY.           MODEL#         DESCRIPTION
----           ------         -----------

1                             Quantel Henry
1              8000           Avid Media Composer
1                             AVS Cyrus Standard Converter






SMA VIDEO, INC.


By:   /s/ (illegible)
    ------------------------
RMC:s-11d-sma-video.sa







AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

QTY.           MODEL#         DESCRIPTION
----           ------         -----------

AVID
1                             8000 AVID MEDIA COMPOSER

ACCOM
1                             ACCOM RTD 4224 64 SECOND
1                             RTD SMOOTH MOTION

AMPEX
1                             DCT 1700d
1                             GENERAL SERVICE KIT
1                             525 AUDIO/VIDEO REF TAPE
1                             525 GUIDE ALIGNMENT TAPE

CEASAR VIDEO
1                             QUANTEL HENRY
1                             HARRY

CHYRON
1                             MAX
1                             16 MB FONT MEMORY
1                             RGB COLOR MENU
1                             EXTENDED EFX FRAME BUFFER
1                             EXTENDED EFX FRAME BUFFER UPGRADE
1                             NETWORKING




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

1                             D1 OUTPUT

CYRUS
1                             AVS CYRUS STANDARD CONVERTOR

DIS
1                             ENSEMBLE TC-400
1                             ENSEMBLE CP-10

DON CARDONE
14                            AJA D2 SERIALIZER
14                            AJA D2 DESERIALIZER
28                            WALL WARTS C10WP

GVG
1                             ANALOG INTERFACE
1                             EDITOR OPTION
1                             GRAFIX OPTION
1                             PAL SYNC GENERATOR
1                             MEP-3 YEAR

HART-MANN
1                             QUARTET TRAY
4                             VFC 123 Ni

MIDDLE ATLANTIC
3                             MIDDLE ATLANTUIC SS SHELVES




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  3
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

Nvision
3                             Nvision NV-1000 FRAME
6                             Nvision NV-1060 AUDIO DELAY
6                             Nvision NV-1061 TC DELAY
6                             Nvision EM-1030-00 ADC
6                             Nvision EM-1040-00 DAC
3                             Nvision PS-2001
3                             Nvision INPUT BUFFERS
1                             Nvision CROSSPOINT CARD

PRO-BEL
1                             4221 16 CH INPUT BUFFER
2                             4111 32X16 CROSSPOINT
1                             4215 16 CH OUTPUT AMP
1                             128X FRAME UPGRADE W/TRADE IN
3                             6290 CONTROL PANELS
2                             6170-20 CONTROL EXPANDERS

SONY
1                             DVR 20
1                             BKDV 201
1                             RACKMOUNT
1                             DVW-500
1                             PFVD 100A
1                             BKPF 108C
1                             DVS 2000C
1                             BKDS 2031



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  4
        100 Avenue of the Americas
        New York, New York 10022                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-1"

--------------------------------------------------------------------------------

1                             BKDS 2010
1                             BZS 2020

STRASSBERG
1                             LEXICON 2400

TECHNISPHERE
1                             TEK 1700 F06
1                             TEK 764
3                             TEK 1765
1                             TEK 1700 F07
6                             SONY PVM-95
1                             LEITCH 1510TG
3                             LEITCH VSD 6801
1                             GVG SMS 800TID
3                             GVG SMS 8301

TEKNICHE
3                             TEKNICHE DV-210

                              COMPUTER WORKSTATION AND VTR




SMA VIDEO, INC.


BY: ____________________

TITLE: _________________




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

ALEXANDER SCHACHTER, TRUSTEE
1                             PAINTBOX HARRY WITH SONY DVR 1000 PACKAGE

ASSOCIATED TELEPHONE DESIGN, INC.
5                             16-BUTTON DISPLAY SPEAKERPHONES
1                             UNIVERSAL DATA CARD

RMC SALES
14                            AJA C10-PS SERIALIZER
14                            AJA C10-SP DESERIALIZER
28                            WALL WARTS C10WP

GVG
1                             068-544-00 EDITOR OPTION
1                             068-551-00 GRAFIX OPTION
1                             068-552-00 GRAFIX OPTION
1                             068-519-31 PAL SYNC GENERATOR
1                             MEO-3 YEAR

HART-MANN
1                             MERINDA QUARTET TRAY
4                             MERINDA VFC 123 Ni



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

MEMORY INTERNATIONAL
1                             VRAM FOR MAC
4                             72 PIN SIMM 8 MEG 60 NS

PRO-BEL
1                             6290 CONTROL PANELS

RORKE DATA
1                             DUAL 44/88 MEG SYQUEST RM
1                             EXABYTE 8500 RACK MOUNT
1                             SIDE X SIDE RACK MOUNT W/ 2 FIXED 9 GIG
                              DRIVES
1                             31/2" DUAL REMOVABLE CHASIS

DAVID J. SATIN
1                             SVGA MONITOR
1                             THINKPAD LAPTOP-IBM 755CE
1                             LOCAL ETHERNET BRIDGE W/SNMP
2                             P5-100/16/1 GIG COMPUTER
2                             486DX266/8/850 COMPUTER
1                             SHARP PC-3050 LAPTOP COMPUTER

SONY
2                             8-960-070-02 D1 ALIGNMENT TAPES
2                             D1M-12CLA D1 CLEANING TAPES
1                             8-960-096-01 D1 BETASP ALIGNMENT TAPE
1                             8-960-071-12 D2 ALIGNMENT TAPE



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  3
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

SVEC
1                   12 PORT STACKABLE HUB
2                   PCI NETWORK ADAPTER
1                   PCMCIA ETHERNET ADAPTER

STRASSBERG
3                   Nvision NV-1000 FRAME
6                   Nvision NV-1060 AUDIO DELAY
6                   Nvision NV-1061 TC DELAY
6                   Nvision EM-1030-00 ADC
6                   Nvision EM-1040-00 DAC
3                   Nvision PS-2001
3                   Nvision INPUT BUFFERS
1                   Nvision CROSSPOINT CARD

TECHNISPHERE
6                   VIDEOTEK DAT 1
5                   VIDEOTEK PVS 6
4                   VIDEOTEK DAT 2
1                   LEITCH CES 3500 FS

TEKNICHE
1                   CYRUS

VIDEO CORPORATION OF AMERICA
1                   ADOBE ILLUSTRATOR 5-PAK
1                   ADOBE AFTER EFFECTS

AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  4
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-2"

--------------------------------------------------------------------------------

2                             ELECTRIC IMAGE RENDERCAM
1                             POWER PC COMPUTER-APPLE 7100/80-800CD
3                             MAC VIEW ADAPTERS
1                             EQUILIBRIUM DEBABELIZER
4                             15" MULTISCAN MONITORS-SONY CPD-15SF1
1                             AVITEL RMA 1 BVW SHELF FOR DVW-500





SMA VIDEO, INC.



By:     /s/
    ------------------
Title: Partner





AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-3"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

ANICOM/MORGAN HILL
1                             LEXMARK OPTRA RT+ 1900 DPI
1                             500 SHEET 2ND DRAWER P/N 1408160
1                             INA ETHERNET (10BT) P/N 1329970
1                             TONER CARTRIGE HIGH YIELD

MEMORY INTERNATIONAL
2                             512K VRAM FOR 7100
4                             256K VRAM FOR 7100
2                             72 PIN SIMM 8 MEG 60 NS

ZAXCOM
2                             PITCH CORRECTION SOFTWARE FOR DMX-1000

VIDEO CORPORATION OF AMERICA
2                             15" MULTISCAN MONITORS-SONY CPD-15SFI
1                             APPLE POWER PC 8100/110-16/2000 CD
2                             APPLE EXTENDED KEYBOARD II



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  2
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-3"

--------------------------------------------------------------------------------

DAVID J. SATIN
1                             486DX266/8/850 COMPUTER
1                             MCAFEE NET REMOTE





SMA VIDEO, INC.



BY:  /s/
   ----------------------

TITLE:  Exec VP
       ------------------




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-4"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

GRASS VALLEY
1              HB9106-00      HYBRID, VIDEO RAM MODULE




SMA VIDEO, INC.



BY:  ____________________

TITLE: __________________





AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-5"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

ADVANTAGE MEMORY
2                             16 MEG DIMMM 60 NS
2                             512K VRAM FOR 8100

SVEC
3                             10 BASE T PCI CARDS




SMA VIDEO, INC.




BY: ___________________

TITLE: ________________




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street
        New York, New York 10022


                                 SCHEDULE "A-6"

--------------------------------------------------------------------------------

                                QTY.             MODEL#/DESCRIPTION
                                ----             ------------------

The Schedule "A" of the original financing statement is amended as follows:

(1).    The following items should be added to the Schedule "A":

        Advantage Memory
                                 2               16 Meg SIMM 60ns for PM8100
                                 3               1 Meg VRAM for 7200

        SVEC
                                 3               FD0455 PCI 10BT

(2).    The following items should be deleted from the Schedule "A":

        Advantage Memory
                                 2               16 Meg DIMMM 60ns
                                 2               512K VRAM for 8100

        SVEC
                                 3               10 Base T PCI Cards



SMA Video, Inc.
(Lease No. 2380)




By: __________________________

Title: _______________________




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-7"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

HEWLETT PACKARD
1              QA100          QUALITY ADVISER
                              SERIAL #3348A00447, BOX #61283

CREATIVE MEDIA PRODUCTS, INC.
1              8              ULTIMATE CHROMA KEYING DEVISE
                              SERIAL #8045/8045R




SMA VIDEO, INC.




BY: ________________________

TITLE: _____________________




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                 SCHEDULE "A-8"

--------------------------------------------------------------------------------

QTY.           MODEL #        DESCRIPTION
----           -------        -----------

(1)      The following items should be deleted from the Schedule "A":

         SONY
1                             D2 Alignment Tape

         STRASSBERG
1                             Lexicon 2400

(2)      The following items should be added to the Schedule "A":

         HEWLETT-PACKARD
1              QA100          Quality Advisor

         STRASSBERG ASSOCIATES
1                             KRK K-Rock Speakers
2                             Teac CD4011MKII
2                             Z System Z-2 Sample Rate Converter
2                             Audio Design DMM-1 AES/EBU Mixing console
1                             nVision 1050 SRC
2                             nVision 1061 TC Delay
1                             nVision 3302 8 input card
1                             nVision 3206 32 output card
1                             nVision EM3020 128x32 Crosspoint card
2                             nVision 1060 AES/EBU Delay



AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.

LESSEE: SMA Video, Inc.                                        PAGE:  1
        100 Avenue of the Americas
        New York, New York 10013                               LEASE #:2380


LESSOR: Charter Financial, Inc.
        153 E. 53rd Street, 55th Floor
        New York, New York 10022


                                SCHEDULE "A-10"

--------------------------------------------------------------------------------

                                QTY.        MODEL #/DESCRIPTION
                                ----        ------------------

Metro Marketing Group, Inc.:
Invoice #003997                  2          ADTRAN EXPRESS XRT ISDN MODEM

DataComm Warehouse:
PO #SM4211                       1          OP0764 WINDOWS NT WORKSTATION
                                            4.0
                                 2          DCS3096 WINDOWS NT SERVER 4.0
                                            UPGRADE w/5 LICENSES
                                 1          DCS3102 WINDOWS NT SERVER 4.0 20
                                            LISCENSE PACK UPGRADE



SMA VIDEO, INC.




By:   /s/
    -------------------------

Title:   President
       ----------------------
AD:1-share-dd-sma-video-238OA-10-1pp.sa.doc




AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES, SUBSTITUTIONS, REPLACEMENTS, REPAIRS, IMPROVEMENTS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PROCEEDS, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS.